================================================================================

                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT

                                      among

                         BAY VIEW ACCEPTANCE CORPORATION
                               (the "Contributor")

                      Bay View AUTO RECEIVABLES OWNER TRUST
                                 (the "Issuer")

                        SHEFFIELD RECEIVABLES CORPORATION
                            (the "Initial Purchaser")

                         UBS Real Estate Securities Inc.

                              (the "New Purchaser")

                                       and

  BARCLAYS BANK PLC (as a "Financial Institution", as a "Bank Purchaser" and as the "Agent" for the Financial Institutions and the Purchasers)

                            Dated as of June 25, 2004

================================================================================

                                TABLE OF CONTENTS

SECTION                             HEADING                                                   PAGE
Article I            DEFINITIONS............................................................    2

     Section 1.01.   Certain Defined Terms..................................................    2
     Section 1.02.   Other Definitional Provisions..........................................    5

Article II           ISSUANCE OF CLASS A NOTES AND CLASS B NOTES............................    5

     Section 2.01.   Omnibus Assignment and Issuance of the Notes on the Restatement Date...    5
     Section 2.02.   Restatement Date Note Amounts..........................................    6
     Section 2.03.   Advances...............................................................    7
     Section 2.04.   Tranches; Interest Rate Period.........................................    7
     Section 2.05.   Taxes..................................................................    9
     Section 2.06.   Extension of Commitment Expiry Date....................................   10

Article III          CLOSING................................................................   11

Article IV           CONDITIONS PRECEDENT TO NOTE ISSUANCE ON THE RESTATEMENT DATE..........   11

     Section 4.01.   Conditions to Restatement Date.........................................   11
     Section 4.02.   Conditions Precedent to Advances.......................................   12

Article V            REPRESENTATIONS AND WARRANTIES.........................................   13

     Section 5.01.   Authority, Etc.........................................................   13
     Section 5.02.   Notes..................................................................   14
     Section 5.03.   Litigation.............................................................   14
     Section 5.04.   Taxes, Etc.............................................................   14
     Section 5.05.   Financial Condition....................................................   14
     Section 5.06.   Transaction Document Representations and Warranties....................   14
     Section 5.07.   [Reserved].............................................................   15
     Section 5.08.   No Registration of the Note; No Qualification of the Indenture.........   15
     Section 5.09.   Power and Authority....................................................   15
     Section 5.10.   Confirmation of Written Information....................................   15

Article VI           COVENANTS OF THE PARTIES...............................................   15

     Section 6.01.   Information from the Transaction Parties...............................   15
     Section 6.02.   Covenants..............................................................   15

Article VII          ADDITIONAL COVENANTS...................................................   16

     Section 7.01.   Expenses...............................................................   16
     Section 7.02.   Restrictions on Transfer...............................................   16
     Section 7.03.   Securities Act.........................................................   16
     Section 7.04.   Investment Company Act.................................................   16

Article VIII         INDEMNIFICATION........................................................   16

     Section 8.01.   Indemnification by the Contributor.....................................   16
     Section 8.02.   Procedure..............................................................   17
     Section 8.03.   Defense of Claims......................................................   17

Article IX           MISCELLANEOUS..........................................................   18

     Section 9.01.   Amendments.............................................................   18
     Section 9.02.   Notices................................................................   18
     Section 9.03.   No Waiver; Remedies....................................................   18
     Section 9.04.   Binding Effect; Assignability..........................................   18
     Section 9.05.   Provision of Documents and Information.................................   19
     Section 9.06.   Governing Law; Jurisdiction............................................   19
     Section 9.07.   No Proceedings.........................................................   20
     Section 9.08.   Execution in Counterparts..............................................   20
     Section 9.09.   Waiver of Set-off......................................................   20
     Section 9.10.   Corporate Obligations - Issuer.........................................   20
     Section 9.11.   Survival...............................................................   20
     Section 9.12.   Appointment of Agent for Financial Institutions........................   20
     Section 9.13.   Bankruptcy Petition Against the Initial Purchaser......................   23
     Section 9.14.   Nonrecourse Nature of Transactions.....................................   23
     Section 9.15.   Trial by Jury Waived...................................................   23
     Section 9.16.   Severability of Provisions.............................................   24
     Section 9.17.   Captions...............................................................   24
     Section 9.18.   Integration............................................................   24
     Section 9.19.   Limitation of Liability................................................   24

Schedule I-- Addresses for Notices

      This Amended and Restated Note Purchase Agreement (this "Agreement") is dated and made as of June 25, 2004, by and among Bay View Auto Receivables Owner Trust (the "Issuer"), Bay View Acceptance Corporation (the "Contributor"), Sheffield Receivables Corporation, as a Noteholder (the "Initial Purchaser"), UBS Real Estate Securities Inc., as a Noteholder (the "New Purchaser") and Barclays Bank PLC ("Barclays"), as the initial Financial Institution, as a Noteholder (the "Bank Purchaser") and as Agent for the Purchasers and the Financial Institutions.

      WHEREAS, the Issuer, the Contributor, the Initial Purchaser and Barclays are party to that certain Note Purchase Agreement dated as of June 5, 2003 (the "Original Note Purchase Agreement"). Pursuant to the Original Note Purchase Agreement, the Initial Purchaser purchased a Note from the Issuer with a Maximum Outstanding Note Amount of $250,000,000 (the "Original Note").

      WHEREAS, the New Purchaser and the Bank Purchaser desire to purchase undivided interests in the Original Note, and the Initial Purchaser, the New Purchaser and the Bank Purchaser desire to exchange the Original Note for new Class A Notes and Class B Notes immediately upon such assignment.

      WHEREAS, the Issuer, the Agent and the Purchasers desire to (a) increase the Maximum Outstanding Note Amount to $350,000,000, (b) create two separate classes of Notes to be designated as Class A Notes (the "Class A Notes") and Class B Notes (the "Class B Notes"), with the Class A Notes having a maximum outstanding note amount of $310,394,736.84 and the Class B Notes having a maximum outstanding note amount of $39,605,263.16 and (c) to provide for each class of Notes to be funded with concurrent Advances in accordance with the Class A Pro Rata Share and Class B Pro Rata Share, as applicable, up to such increased Maximum Outstanding Note Amount, and for the Class A Notes to be issued to and funded by the Initial Purchaser and the New Purchaser and the Class B Notes to be issued to and funded by the Bank Purchaser and the New Purchaser, each in accordance with such Purchaser's Noteholder Pro Rata Shares.

      WHEREAS, the Note Principal Balance of the Original Note as of the Restatement Date is $221,577,288.15 (the "Restatement Date Note Balance").

      WHEREAS, the Issuer has requested that the parties hereto amend and restate the Original Note Purchase Agreement in its entirety to set forth revised terms with respect to the issuance, funding and assignment of the Notes, and the parties have agreed to do so as set forth herein.

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

   Section 1.01 Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Indenture (as defined below), as applicable. Additionally, the following terms shall have the following meanings:

      "Advance" means a payment by a Noteholder under its Class A Note or Class B Note pursuant to the provisions of Section 2.03 or 2.04 hereof or Section 2.13 of the Indenture.

      "Advance Date" means the Funding Date on which each Advance occurs.

      "Agent" means Barclays Bank PLC, not individually but as Agent for the Purchasers and the Financial Institutions.

      "Aggregate Advance" has the meaning specified in Section 2.03 hereof.

      "Assignment and Acceptance" means an assignment and acceptance agreement entered into by a Noteholder and a permitted assignee pursuant to Section 10.04, pursuant to which such assignee may become a party to this Agreement.

      "Bank Purchaser" means Barclays and its successors and assigns.

      "Class A Note Advance" means an Advance under a Class A Note.

      "Class A Noteholder" means the Holder of a Class A Note.

      "Class A Noteholder Pro Rata Share" means, with respect to each Holder of a Class A Note, a fraction, expressed as a percentage the numerator of which is the face amount of such Holder's Class A Note and the denominator of which is the Maximum Class A Outstanding Note Amount. On the Restatement Date, the Initial Purchaser's Class A Noteholder Pro Rata Share shall be 60% and the New Purchaser's Pro Rata Share shall be 40%.

      "Class A Notes" has the meaning specified in the Recitals hereto.

      "Class A Pro Rata Share" means 84.25/95.

      "Class B Note Advance" means an Advance under a Class B Note.

      "Class B Noteholder" means the Holder of a Class B Note.

      "Class B Noteholder Pro Rata Share" means, with respect to each Holder of a Class B Note, a fraction, expressed as a percentage, the numerator of which is the face amount of such Holder's Class B Note and the denominator of which is the Maximum Class B Outstanding Note Amount. On the Restatement Date, the Bank Purchaser's Class B Noteholder Pro Rata Share shall be 60% and the New Purchaser's Class B Noteholder Pro Rata Share shall be 40%.

      "Class B Notes" has the meaning specified in the Recitals hereto.

      "Class B Pro Rata Share" means 10.75/95.

      "Commitment Expiry Date" means June 20, 2005, as such date may be extended from time to time pursuant to Section 2.06 hereof.

      "Contribution Agreement" means the Contribution Agreement, dated as of June 5, 2003, between the Contributor and the Depositor relating to the transfer of Receivables by the Contributor to the Depositor, as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof.

      "CP Disruption" means the inability of a CP Issuing Purchaser, at any time, whether as a result of a prohibition or any event or circumstance whatsoever, to raise funds through the issuance of Commercial Paper in the United States commercial paper market.

      "CP Issuing Purchaser" means a Purchaser that issues Commercial Paper and may fund all or any portion of any purchase of a Note hereunder through the issuance of Commercial Paper.

      "CP Tranche" means any portion of the Class A Note Principal Balance funded by a CP Issuing Purchaser that has been designated by the Agent as having been funded through the issuance of Commercial Paper.

      "Depositor" means Bay View Receivables Corporation, a special purpose Delaware corporation, and its successors.

      "Federal Bankruptcy Code" means the Bankruptcy Code of the United States of America codified in Title 11 of the United States Code, as amended from time to time.

      "Financial Institutions" means any financial institutions which from time to time may become a party hereto as a Financial Institution and party to a Liquidity Agreement as a party to whom a CP Issuing Purchaser may assign all or a portion of such CP Issuing Purchaser's Note(s).

      "Governmental Actions" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Governmental Rules" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

      "Indemnified Party" means each of each Purchaser, the Agent, each Financial Institution and their respective officers, members, directors, employees, agents, representatives, successors and assignees.

      "Indenture" means the Indenture dated as of June 5, 2003 between the Issuer and JPMorgan Chase Bank, as Indenture Trustee, as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof.

      "Initial Purchaser" means Sheffield Receivables Corporation, a Delaware corporation, and its successors and assigns.

      "LIBOR Tranche" means any portion of the Note Principal Balance of any Note funded by a Financial Institution, or any Purchaser that has been designated by the Agent to be funded through the borrowing of loans (or the sale of participation interests) at an interest rate based on LIBOR.

      "Liquidity Agreement" means any agreement between a CP Issuing Purchaser and a Financial Institution, including, without limitation, that certain Revolving Asset Purchase Agreement dated as of June 5, 2003, by and among the Initial Purchaser, the Agent, and the "Assignees" from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "London Business Day" means any Business Day on which commercial banks are open for international business in London, England.

      "Majority Non-Financial Institution Purchasers" means the Holders (other than the Initial Purchaser or the Financial Institutions) of more than 50% of the principal balance of the Notes held by all Holders other than the Initial Purchaser and the Financial Institutions.

      "New Purchaser" means UBS Real Estate Securities Inc. and its successors and assigns.

      "Note" means a Class A Note or a Class B Note.

      "Noteholder Pro Rata Share" means the Class A Noteholder Pro Rata Share or the Class B Noteholder Pro Rata Share, as applicable.

      "Original Fee Letter" means that certain Fee Letter dated as of June 5, 2003 from the Agent and acknowledged and agreed to by the Issuer and the Servicer.

      "Original Note" has the meaning specified in the Recitals to this Agreement.

      "Original Note Purchase Agreement" has the meaning specified in the Recitals to this Agreement.

      "Prime Rate Tranche" means any portion of the Note Principal Balance of any Note that is not a CP Tranche or a LIBOR Tranche.

      "Purchasers" means the Initial Purchaser, the New Purchaser, the Bank Purchaser and any other Purchaser of a Note from time to time party hereto.

      "Restatement Date" has the meaning specified in Section 3.01 hereof.

      "Restatement Date Note Amounts" has the meaning specified in Section 2.02 hereof.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of June 5, 2003, among the Issuer, the Depositor, the Indenture Trustee, the Backup Servicer and the Servicer, relating to the transfer of the Receivables and related Deposited Assets from the Depositor to the Issuer and the servicing of the Receivables and the rest of the Trust Estate, as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof.

      "Third Party Claim" has the meaning specified in Section 8.02 hereof.

      "Tranche" means a Prime Rate Tranche, a CP Tranche and/or a LIBOR Tranche.

      "Transaction Party" means each of the Issuer, the Contributor, the Depositor, the Servicer and the Custodian.

      "UBS Funding Rate Tranche" means any portion of the Note Principal Balance funded by the New Purchaser.

   Section 1.02 Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, subsections, the Schedule and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE II

                   ISSUANCE OF CLASS A NOTES AND CLASS B NOTES

   Section 2.01 Omnibus Assignment and Issuance of the Notes on the Restatement Date.

      (a) On the Restatement Date, the Initial Purchaser sells, transfers and assigns to the New Purchaser and the Bank Purchaser and the New Purchaser and the Bank Purchaser hereby purchase and assume from the Initial Purchaser, a percentage of the Initial Purchaser's Original Note, such that (i) the Initial Purchaser's interest in the Original Note shall be an undivided percentage interest of such Original Note equal to its Class A Noteholder Pro Rata Share times the Class A Pro Rata Share, (ii) the New Purchaser's interest in the Original Note shall be an undivided percentage interest of such Original Note equal to the sum of its Class A Noteholder Pro Rata Share times the Class A Pro Rata Share and its Class B Noteholder Pro Rata Share times the Class B Pro Rata Share, and (iii) the Bank Purchaser's interest in the Original Note shall be an undivided percentage interest of such Original Note equal to its Class B Noteholder Pro Rata Share times the Class B Pro Rata Share. The purchase price for each assignee shall be an amount equal to the applicable percentage set forth in clause (i), (ii) or (iii) above times the sum of the Restatement Date Note Balance. All accrued but unpaid interest on the Original Note as of the Restatement Date shall be paid by the Initial Purchaser on the first Interest Payment Date.

      (b) Immediately upon the assignments and purchases referred to in Section 2.01(a), the Original Note is hereby delivered to the Issuer for cancellation, and the Issuer hereby acknowledges delivery of the Original Note for cancellation and for issuance of replacement Class A Notes and Class B Notes therefor. The Issuer hereby cancels the Original Note, and on the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Issuer hereby issues new Class A Notes and Class B Notes to the Purchasers in the following amounts: (i) to the Initial Purchaser, a Class A Note with a maximum outstanding note amount of $186,236,842.10, representing its Class A Noteholder Pro Rata Share of the Maximum Class A Outstanding Note Amount, (ii) to the New Purchaser, a Class A Note with a maximum outstanding note amount of $124,157,894.74, representing its Class A Noteholder Pro Rata Share of the Maximum Class A Outstanding Note Amount, and a Class B Note with a maximum outstanding note amount of $15,842,105.26, representing its Class B Noteholder Pro Rata Share of the Maximum Class B Outstanding Note Amount and (iii) to the Bank Purchaser, a Class B Note with a maximum outstanding note amount of $23,763,157.90, representing its Class B Noteholder Pro Rata Share of the Maximum Class B Outstanding Note Amount.

   Section 2.02 Restatement Date Note Amounts. On the Restatement Date , immediately after giving effect to the assignments and purchases with respect to the Original Note pursuant to Section 2.01(a), and the simultaneous cancellation of the Original Note and the issuance of the Class A Notes and Class B Notes in replacement and substitution therefor, the outstanding principal amount under each new Class A Note and Class B Note will be as follows (the "Restatement Date Outstanding Note Amounts"):

      (a) Class A Note issued to the Initial Purchaser: $121,747,086.04;

      (b) Class A Note issued to the New Purchaser: $81,164,724.03;

      (c) Class B Note issued to the Bank Purchaser: $15,534,494.66; and

      (d) Class B Note issued to the New Purchaser: $10,356,329.77.

   Section 2.03 Advances. Each Purchaser, with respect to the Note or Notes issued to it, may be requested by the Issuer to make Advances from time to time in accordance with, and subject to the conditions and terms of, the Indenture and upon the satisfaction, as of the applicable Advance Date, of each of the conditions set forth in Sections 2.11 or 2.12 of the Indenture and Sections 4.01 and/or 4.02 hereof. The aggregate amount of Advances to be made pursuant to any Funding Request (the aggregate amount of Advances made pursuant to a Funding Request being an "Aggregate Advance") shall be made under the Class A Notes in an amount equal to the Class A Pro Rata Share times such Aggregate Advance and under the Class B Notes in an amount equal to the Class B Pro Rata Share times such Aggregate Advance. Each Class A Noteholder's Advance as part of such Aggregate Advance shall be in an amount equal to its Class A Noteholder Pro Rata Share of the Class A Noteholder Advances which are part of such Aggregate Advance, and each Class B Noteholder's Advance as part of such Aggregate Advance shall be in an amount equal to its Class B Noteholder Pro Rata Share of the Class B Noteholder Advances which are part of such Aggregate Advance. Unless otherwise agreed to by the Agent, each Aggregate Advance shall be in a minimum amount of $1,000,000, provided that: (a) after giving effect to such Aggregate Advance, the Note Principal Balance with respect to the Class A Notes shall not exceed the Maximum Class A Outstanding Note Amount, the Note Principal Balance with respect to the Class B Notes shall not exceed the Maximum Class B Outstanding Note Amount and the amount on deposit in the Spread Account shall be equal to or greater than the Requisite Amount, (b) unless otherwise agreed by the Agent, such Aggregate Advance shall not occur during any calendar week in which another Aggregate Advance has been made to the Issuer and (c) the Issuer shall, at least three (3) Business Days prior to the proposed date of such Aggregate Advance, give the Agent an irrevocable written request (such request a "Funding Request") specifying: (i) the proposed date of such Aggregate Advance,
(ii) the amount of such Aggregate Advance and the amount of Class A Note Advances and Class B Note Advances which shall comprise such Aggregate Advance),
(iii) the bank account to which the funds from such Aggregate Advance should be sent, (iv) the proposed Interest Rate Period or Periods with respect to the Tranches for the Class A Note Advances and Class B Note Advances that comprise the Aggregate Advance, (v) a computation of the Class A Receivables Advance Amount and the Class B Receivables Advance Amount, (vi) a calculation of the Requisite Amount after giving effect to such Aggregate Advance, and (vii) the amount, if any, to be allocated from such Aggregate Advance and deposited to the Spread Account on the related Funding Date such that the amount on deposit therein is equal to or greater than the Requisite Amount. Each Funding Request shall also include a computation demonstrating that after giving effect to such Aggregate Advance, the Collateral Test shall be satisfied and that the representations and warranties set forth in Section 3.02(a)(xxv) of the Sale and Servicing Agreement are true with respect to the Subsequent Receivables to be transferred on the proposed date of such Advance. Each Purchaser shall transfer the amount of its Advance or Advances in immediately available funds to the account and on the date of the Aggregate Advance specified in such request. The purchase price of each Advance shall be paid in accordance with Section 2.14 of the Indenture.

   Section 2.04 Tranches; Interest Rate Period. (a) The Agent will, for the purpose of calculating the Note Interest Rate with respect to each Note of each Purchaser, allocate the Note Principal Balance of each Note into one or more Tranches. Each Tranche with respect to the Class A Notes will include Class A Noteholder Advances of all Class A Noteholders in proportion to their Class A Noteholder Pro Rata Shares. Each Tranche with respect to the Class

B Notes will include Class B Noteholder Advances of all Class B Noteholders in proportion to their Class B Noteholder Pro Rata Shares. Any portion of the Note Principal Balance shall be a LIBOR Tranche unless: (i) it is held by the New Purchaser, in which case such portion shall be a UBS Funding Rate Tranche, (ii) it is held by a CP Issuing Purchaser and is allocated to a CP Tranche; (iii) on or prior to the first day of the next related Interest Rate Period, the Agent has given the Issuer and the Servicer notice that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Purchaser to fund Advances pursuant to Section 2.01 and 2.02 or 2.03 hereof or, in the case of a CP Issuing Purchaser, the related Financial Institution(s) under the related Liquidity Agreement to fund the purchase of Advances at LIBOR (and the Agent shall not have subsequently notified the Servicer and the Issuer that such circumstances no longer exist); (iv) such Interest Rate Period is not a period of one month; (v) the Agent did not receive notice from the Issuer that such Tranche was to be a LIBOR Tranche by 3:00 p.m. (New York, New York time) on the third London Business Day preceding the first day of such Interest Rate Period; or (vi) the outstanding principal amount of such Tranche is less than $1,000,000. In each case in which a portion of the related Note Principal Balance is not allocated to a CP Tranche or a LIBOR Tranche it shall be a Prime Rate Tranche.

      (b) The Agent shall select the duration of the Interest Rate Period related to each Tranche. In selecting such Interest Rate Periods, the Agent shall use reasonable efforts, taking into consideration market conditions, to accommodate the Issuer's preferences; provided, however, that after exhausting all such reasonable efforts Agent is unable to accommodate the Issuer's preferences then the Agent shall have the ultimate authority to make all such selections of any Interest Rate Period.

      (c) The Agent shall, on or prior to the first day of each Interest Rate Period, notify the Indenture Trustee and the Servicer of the Note Interest Rate which will be applicable to such Tranche during such Interest Rate Period and, if such Note Interest Rate may be subject to fluctuation during an Interest Rate Period, the Agent shall, no later than the Business Day preceding the last day of such Interest Rate Period, notify such parties of such change in such Note Interest Rate and the total interest to be paid for such Tranche on the relevant Payment Date. Upon the occurrence and during the continuance of any Termination Event, the duration of any Interest Rate Period that commences during such period on or after such date shall be of such duration as shall be selected by the Agent. In addition, if a CP Disruption shall have occurred and be continuing, a CP Issuing Purchaser, or the Agent on its behalf, may, upon notice to the Servicer, the Issuer and the Indenture Trustee, terminate any Interest Rate Period then in effect for any CP Tranche (it being understood that, upon such termination, the portion of the Note Principal Balance of any Note held by such Purchaser and allocated to such CP Tranche shall be reallocated to a LIBOR Tranche or a Prime Rate Tranche as provided in clause (a)). Interest on each Tranche during each Interest Rate Period shall accrue at the applicable Note Interest Rate for the applicable Note and such Interest Rate Period and all accrued and unpaid interest on each Tranche shall be payable on each Payment Date in accordance with the terms of the Indenture. Interest with respect to any Tranche due but not paid on any Payment Date will be due on the next succeeding Payment Date together with Overdue Interest as calculated in accordance with the terms of the Indenture.

   Section 2.05 Taxes. (a) All payments made by the Issuer under this Agreement, the Indenture, the Notes, the other Transaction Documents and any other agreement or document executed in connection with any of the foregoing, to or for the benefit of the Agent, any Purchaser, or any Financial Institution shall be made, to the extent allowed by law, free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority having taxing authority (excluding income taxes, branch profits or franchise taxes imposed or based on income or gross receipts imposed on any Purchaser, the Agent or any Financial Institution as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and such Agent, Purchaser or Financial Institution (other than any connection arising solely from such Agent, Purchaser or Financial Institution having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Note or any other related document to which any Purchaser, the Agent or Financial Institution is a party)) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to or under any Note, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.05) the applicable Purchaser or Financial Institution receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Issuer shall make such deductions, (iii) the Issuer shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, (iv) the Agent shall furnish to the Issuer, at its address referred to in the Indenture, the original or a certified copy of a receipt evidencing payment thereof, and (v) in the event the applicable Purchaser, the Agent or the applicable Financial Institution receives a refund of any Taxes paid by the Issuer pursuant to Section 2.05(a) or 2.05(b), or receives a tax credit or other reduction in Taxes which is attributable to a payment made by the Issuer pursuant to this Section 2.05, such party shall pay an amount equal to such refund, credit or reduction to the Issuer within 45 days of the receipt of such refund or application of such credit or reduction.

      (b) In addition, the Issuer agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to any Liquidity Agreement (hereinafter, "Other Taxes").

      (c) Subject to the provisions set forth in this Section 2.05, and except to the extent provided in Sections 2.05(a) and 2.05(d), the Issuer will indemnify each Purchaser, the Agent and each Financial Institution for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.05) paid by such Purchaser, the Agent or such Financial Institution and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, provided, that such Purchaser, Agent or Financial Institution, in making a demand for indemnity, shall provide the Issuer with a certificate from the relevant taxing authority or from a responsible officer of such Person stating or otherwise evidencing that such Person has made payment of such Taxes or Other Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes or

Other Taxes. Whenever any Taxes are payable by the Issuer, within thirty (30) days after receipt by the Issuer of an original official receipt showing payment thereof, the Issuer shall send to the applicable Purchaser, the Agent or applicable Financial Institution a certified copy of such receipt. If the Issuer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the applicable Purchaser, the Agent and the applicable Financial Institution the required receipts or other required documentary evidence, the Issuer shall indemnify such Person for any incremental Taxes, interest or penalties that such Person is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement, the Indenture and the payment of the Note.

      (d) On or before the date it acquires or funds any interest in the Note pursuant to a Liquidity Agreement (and, periodically thereafter, as may be required by applicable law or regulation), any Financial Institution that is organized under the laws of a jurisdiction outside the United States of America shall deliver to the Indenture Trustee and the Agent (and deliver a copy of the same to the Issuer) any certificates, documents or other evidence that shall be required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto to establish its exemption from existing United States Federal withholding requirements, including two original copies of Internal Revenue Service Form W-8BEN, Form W-8IMY or Form W-8ECI or successor applicable form, properly completed and duly executed by such Person certifying that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes. To the extent that any Financial Institution has failed to provide the Issuer in a timely fashion with the appropriate form pursuant to this Section 2.05(d) or is, as a matter of law, unable to provide such certificates, documents or other evidence, any withholding taxes imposed shall be excluded from "Taxes" as defined in Section 2.05(a).

      (e) All Taxes and Other Taxes owing under this Section 2.05 shall be payable in accordance with the provision of the Indenture.

   Section 2.06 Extension of Commitment Expiry Date. (a) The Issuer may request the Agent to extend the Commitment Expiry Date by giving the Agent written notice of such request not earlier than 90 days but not later than 45 days prior to the Commitment Expiry Date then in effect (the "Original Commitment Expiry Date"). The Agent shall promptly notify each Purchaser and each Financial Institution and each Rating Agency providing a rating for the Notes of the Agent's receipt of such request and each Purchaser and each Financial Institution shall notify the Agent not later than 30 days prior to the Original Commitment Expiry Date whether or not it consents to such extension. Consent to any extension requested by the Issuer may be given or withheld in the sole and absolute discretion of each Purchaser and each Financial Institution. If each Purchaser and Financial Institution consents to an extension requested by the Issuer, then the Agent will notify the Issuer and each Rating Agency providing a rating for the Notes not later than the 25th day preceding the Original Commitment Expiry Date that such extension has been approved and, effective as of the Original Commitment Expiry Date, the Commitment Expiry Date shall be extended to an agreed Business Day that is no more than 364 days from the Original Commitment Expiry Date. Any rating on the Notes provided by a Rating Agency shall not apply through the extended Commitment Expiry Date unless such Rating Agency shall have notified the Issuer and the Agent in writing on or prior to the Original Commitment Expiry Date that the rating of any outstanding Notes rated by such Rating Agency will not be withdrawn.

      (b) If the Purchasers and the Financial Institutions do not consent to an extension of the Original Commitment Expiry Date as provided in Section 2.06(a), the Commitment Expiry Date shall automatically occur on the Original Commitment Expiry Date.

                                   ARTICLE III

                                     CLOSING

            The closing (the "Restatement Closing") of the assignments of the interests in the Original Note and the issuance of the Class A Notes and Class B Notes to each of the Purchasers as provided in Section 2.01 shall take place on June 25, 2004 (which is the Payment Date occurring in June, 2004), or if the conditions to purchase set forth in Article IV of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Restatement Closing being referred to herein as the "Restatement Date").

                                   ARTICLE IV

          CONDITIONS PRECEDENT TO NOTE ISSUANCE ON THE RESTATEMENT DATE

   Section 4.01 Conditions to Restatement Date. (a) The assignment of interests in the Original Note, and the simultaneous cancellation of the Original Note and issuance of the Class A Notes and Class B Notes on the Restatement Date is subject to the satisfaction of the conditions set forth in Section 2.11 of the Indenture (other than Sections 2.11(c)(with respect to security interest matters), (e), (g), (h), (i), (j), (k) (with respect to monies that have yet to be deposited for two (2) Business Days as permitted by Section 5.02(a)) and (n), and it being understood that the condition set forth in Section 2.11(f) shall relate to the Restatement Date and the condition set forth in Section 2.11(m) shall relate to financial statements for the fiscal year ending December 31,
2003) and of the following conditions (any or all of which (except Section 4.01(c)) may be waived by the Agent in the Agent's sole discretion):

      (b) Each of the Transaction Documents shall be in full force and effect and all consents, waivers and approvals necessary for the consummation of the transactions contemplated by the Transaction Documents shall have been obtained and shall be in full force and effect, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all respects to the Purchasers, the Financial Institutions and the Agent, and each of the parties to such agreements shall have furnished to each of the Purchasers, the Financial Institutions and the Agent all documents and information that any of them or their counsel may reasonably request to enable them to pass on such matters.

      (c) Each of the representations and warranties contained in this Agreement, the Indenture, the Contribution Agreement, the Sale and Servicing Agreement, and the other Transaction Documents made by each of the parties to such agreements shall be true and correct in all material respects as of the time of the Restatement Date as though made as of such time

(except to the extent that they expressly relate to an earlier time, then such representations and warranties shall be true and correct as of such earlier time).

      (d) No Default, Event of Default, Servicer Event of Default or Termination Event has occurred and is continuing (both before and after giving effect to the purchases contemplated hereunder).

      (e) The Purchasers and the Agent shall have received from each Transaction Party other than the Issuer, which shall deliver the certificate required under
Section 2.11(d) of the Indenture, a certificate or certificates signed by any of the Chairman of the Board of Directors, the President, the Chief Financial Officer, any Vice President, the Treasurer or any Assistant Treasurer of such Person, dated the Restatement Date, in which such officer shall state that, to the best of his/her knowledge (i) the representations and warranties of such Person in this Agreement and any other Transaction Documents to which such Person is a party are true and correct in all material respects on and as of the Restatement Date, or, in the case of the representations and warranties of the Transaction Documents, on and as of the dates specified in such agreements, as though made as of such time (except to the extent that they expressly relate to an earlier time, then such representations and warranties shall be true and correct as of such earlier time); (ii) that such Transaction Party has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Restatement Date; and (iii) no Event of Default, Servicer Event of Default, Default, or Termination Event shall have occurred and be continuing.

      (f) All accrued and unpaid fees owing to the Initial Purchaser and the Agent under the Original Fee Letter shall have been paid.

   Section 4.02 Conditions Precedent to Advances. The funding of any Aggregate Advance under this Agreement shall be subject to the satisfaction, as of the applicable date of the Aggregate Advance, of each of the following conditions:

      (a) All of the terms, covenants, agreements and conditions of the Transaction Documents, including Section 2.12 of the Indenture, required to be complied with and performed by each Transaction Party on or prior to the applicable date of such Aggregate Advance, shall have been complied with and performed;

      (b) Each of the representations and warranties contained in this Agreement, the Indenture and the other Transaction Documents made by each Transaction Party party to such agreements shall be true and correct in all material respects as of such date as though made as of such time (except to the extent that they expressly relate to an earlier time, then such representations and warranties shall be true and correct as of such earlier time);

      (c) The representations and warranties set forth in Section 3.02(a)(xxv) of the Sale and Servicing Agreement shall be true and correct with respect to the Subsequent Receivables to be transferred on the proposed date of such Advance;

      (d) No Event of Default, Servicer Event of Default, Default, or Termination Event shall have occurred and be continuing (both before and after giving effect to such Advance);

      (e) Both before and immediately after giving effect to such Aggregate Advance, the Collateral Test shall be satisfied;

      (f) The end of the Funding Period shall not have occurred;

      (g) On or before the proposed date of such Aggregate Advance, the Agent shall have received executed copies of one or more Hedge Agreements as required by Section 3.15 of the Indenture;

      (h) All fees due and payable under the Fee Letter (as defined in the Indenture) to the Purchasers and the Agent as of the applicable date of such Aggregate Advance shall have been paid in full;

      (i) All fees and expenses due and payable pursuant to Section 7.01 hereof shall have been paid in full; and

      (j) Each of the Transaction Documents shall be in full force and effect.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      The Contributor and the Issuer each hereby makes the following representations and warranties as to itself to the Purchasers and the Financial Institutions, as of the Restatement Date and as of each Advance Date, and the Purchasers shall be deemed to have relied on such representations and warranties in accepting delivery of the Notes on the Restatement Date and in making (or committing to make) each Advance on each Advance Date (including the Restatement
Date).

   Section 5.01 Authority, Etc. (a) Such Person has been duly organized and is validly existing and in good standing under the laws of the State of its organization, with corporate power and authority to own its properties and to transact the business in which it is now engaged, and each such Person is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would have a material adverse effect on such Person or any part of the Trust Estate or any material adverse effect on the interests of the Noteholders.

      (b) The issuance, sale, assignment and conveyance of the Notes, the performance of such Person's obligations under this Agreement, and the consummation of the transactions contemplated in the Transaction Documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Transaction Documents), charge or encumbrance upon any of the property or assets of each such Person or any of their Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which they or any of their Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of any Person's organizational documents or any Governmental Rule applicable to such Person.

      (c) No Governmental Action which has not been obtained is required by or with respect to, as the case may be, such Person in connection with the execution and delivery of the Notes or any of the Transaction Documents by such Person, or the consummation by such Person of the transactions contemplated hereby or thereby.

      (d) Each of the Transaction Documents to which such Person is a party has been duly authorized, executed and delivered by such Person and is the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

   Section 5.02 Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture and will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles) and will be entitled to the benefits of the Indenture, this Agreement and the other Transaction Documents.

   Section 5.03 Litigation. There is no pending or, to such Person's knowledge, threatened action, suit or proceeding by or against such Person before any Governmental Authority or any arbitrator (i) with respect to the Trust Estate, the Notes, the Transaction Documents or any of the transactions contemplated herein or therein, or (ii) with respect to such Person which, in the case of any such action, suit or proceeding with respect to such Person if adversely determined, would have a material adverse effect on the ability of such Person to perform its obligations hereunder or thereunder.

   Section 5.04 Taxes, Etc. Any taxes, fees and other charges of Governmental Authorities applicable to such Person, in connection with the execution, delivery and performance by such Person of the Transaction Documents or otherwise applicable to such Person in connection with the Trust Estate have been paid or will be paid by such Person at or prior to the Closing Date or any applicable Advance Date, as applicable, to the extent then due.

   Section 5.05 Financial Condition. On the date hereof and on each Advance Date, such Person is not insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

   Section 5.06 Transaction Document Representations and Warranties. Each such Person hereby reaffirms each representation and warranty made by it in each Transaction Document to which it is a party (including, without limitation, by the Contributor in its roles as Servicer and as Custodian) for the benefit of the Purchasers, the Agent, and the Financial Institutions and acknowledges that such Persons have relied on such representations and warranties in entering into the transactions contemplated hereby and by the Transaction Documents.

   Section 5.07 Furnished Documents. Each of the Transaction Documents provided to the New Purchasers prior to the Restatement Date is a true and correct copy thereof and has not been amended or otherwise modified except to the extent disclosed to the New Purchaser

   Section 5.08 No Registration of the Note; No Qualification of the Indenture. It is not necessary, in connection with the offer, sale and delivery of the Notes to the Purchasers to register any Note under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

   Section 5.09 Power and Authority. Such Person has the requisite power and authority (a) to execute and deliver this Agreement, the Notes and the other Transaction Documents to which it is a party and (b) to perform its obligations under this Agreement, the Notes and the other Transaction Documents to which it is a party.

   Section 5.10 Confirmation of Written Information. All written information furnished by such Person to any Purchaser, Financial Institution or the Agent pursuant to or in connection with any Transaction Documents or any transaction contemplated herein or therein with respect to the Trust Estate or such Person is true and correct in all material respects and is not misleading.

                                   ARTICLE VI

                            COVENANTS OF THE PARTIES

   Section 6.01 Information from the Transaction Parties. So long as the Notes remain outstanding, each of the Contributor and the Issuer will furnish to the Purchasers, the Agent and the Financial Institutions:

            (a) a copy of each certificate, opinion, report, statement, notice or other communication (other than investment instructions) furnished by or on behalf of such Person to the Indenture Trustee under the Indenture, concurrently therewith, and promptly after receipt thereof, a copy of each notice, demand or other communication received by or on behalf of such Person under the Indenture, the Sale and Servicing Agreement or the Contribution Agreement;

            (b) such other information (including financial information), documents, records or reports respecting the Trust Estate, the Receivables, and each such Person as any Purchaser, the Agent or any Financial Institution may from time to time reasonably request; and

            (c) as soon as possible and in any event within five Business Days after the occurrence thereof, notice of each Termination Event, Event of Default or Servicer Event of Default or event which with the giving of notice or the passage of time or both would constitute a Termination Event, Event of Default or Servicer Event of Default.

   Section 6.02. Covenants.

      (a) Each of the Contributor and the Issuer will duly observe and perform each of its covenants set forth in each Transaction Document to which such Person is a party (including, without limitation, by the Contributor in its roles as Servicer and as Custodian).

      (b) The Contributor and the Issuer shall deliver to the Agent for distribution to the Noteholders on or prior to December 31, 2004 an opinion of local counsel from the states of California, Illinois, and Texas with respect to perfection matters and compliance with applicable state law in substantially the same form as the local counsel opinions which were delivered by Buchalter Nemer Fields & Younger, Chapman and Cutler and Patton Boggs LLP, respectively, in connection with the issuance of the Original Note.

                                  ARTICLE VII

                              ADDITIONAL COVENANTS

   Section 7.01. Expenses. Except as otherwise expressly provided herein, all costs and expenses (including, without limitation, all Rating Agency fees and legal fees, costs and expenses in connection with (a) due diligence, structuring, negotiating, documenting and closing the facility evidenced by the Transaction Documents, (b) advising each party as to its rights under the Transaction Documents, (c) each amendment, waiver, restatement, supplement or other modification to any Transaction Document and (d) each enforcement action necessary or desirable with respect to the facility evidenced by the Transaction Documents) incurred in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby, shall (as between the Issuer and the Purchasers, the Agent and the Financial Institutions) be paid by the Contributor.

   Section 7.02. Restrictions on Transfer. Each Purchaser agrees that it will comply with the restrictions on transfer of the Notes set forth in Section 2.07 of the Indenture and that it will resell the Notes only in compliance with such restrictions.

   Section 7.03. Securities Act. The Notes purchased by each Purchaser pursuant to this Agreement will be acquired for investment only without a view to any public distribution thereof, and no Purchaser will offer to sell or otherwise dispose of the respective Notes so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws. Each Purchaser acknowledges that it has no right to require the Issuer to register under the Securities Act or any other securities law the Notes to be acquired by such Purchaser pursuant to this Agreement.

   Section 7.04. Investment Company Act. No Purchaser is required to register as an "investment company" nor is controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                  ARTICLE VIII

                                 INDEMNIFICATION

   Section 8.01. Indemnification by the Contributor. The Contributor agrees to indemnify and hold harmless each Indemnified Party against any and all losses, claims, suits, damages, costs, liabilities or expenses of any kind (including legal and accounting fees) (collectively, "Losses"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with this Agreement, or any acquisition by any Noteholder of any Note or any interest therein, including any breach of any representation, warranty or covenant of the Contributor or the Issuer in this Agreement or in any certificate or other written material delivered pursuant hereto to the extent any such breach results in a Loss; provided, however, that the Contributor shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses (i) resulting solely from the performance of the Receivables, or (ii) arising solely from such Person's gross negligence or willful misconduct.

   Section 8.02. Procedure. With respect to a claim made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the Contributor in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Contributor shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Contributor, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder.

   Section 8.03. Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) the Contributor will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by the Contributor, provided that in connection with such assumption such counsel is reasonably satisfactory to the Indemnified Party. Should the Contributor so elect to assume the defense of a Third Party Claim, the Contributor will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) employment of such counsel has been specifically authorized by the Contributor, (ii) the Indemnified Party shall have been advised by its counsel that there may be a conflict of interest between the Indemnified Party and the Contributor in the defense of such action (in which case the Contributor shall not have the right to direct the defense of such action on the Indemnified Party's behalf), or (iii) the Contributor shall have failed to contest or defend such action within a reasonable time or failed to continue to employ counsel satisfactory to the Indemnified Party, in any of which cases the fees and expenses of the Indemnified Party's counsel shall be at the Contributor's cost and expense and subject to the indemnity provided for hereunder. If the Contributor elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with the Contributor in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Contributor's prior written consent, as the case may be. If the Contributor shall assume the defense of any Third Party Claim, the Contributor shall not settle, compromise or discharge such Third Party Claim without the prior written consent of each applicable Indemnified Party, unless such settlement, compromise or discharge includes a complete release of each such Indemnified Party reasonably satisfactory to such Indemnified Party. If the Contributor shall assume the defense of any Third Party Claim, except as provided above, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Contributor does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Contributor of such terms and, subject to Section 10.09 hereof, the Contributor will promptly reimburse the Indemnified Party upon written request. Anything contained in this Agreement to the contrary notwithstanding, the Contributor shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party or unless the Contributor has demonstrated to the Indemnified Party reasonable financial capacity to meet its obligations with respect to such Third Party Claim.

                                   ARTICLE IX

                                  MISCELLANEOUS

   Section 9.01. Amendments. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

   Section 9.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied or delivered, as to each party hereto, at its address set forth in Schedule I hereto or at such other address as shall be designated by such party in a written notice to the other party hereto. All such notices and communications shall only be effective upon receipt thereof.

   Section 9.03. No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

   Section 9.04. Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective permitted successors and assigns (including any subsequent Holders of the Notes); provided, however, neither the Contributor or the Issuer shall have the right to assign its rights or any claims hereunder or any interest herein (by operation of law or otherwise).

      (b) Each Financial Institution may at any time and from time to time assign to one or more Persons (each a "Purchasing Financial Institution") all or any part of its rights and obligations under this Agreement and the related Liquidity Agreement pursuant to an assignment agreement, in form and substance satisfactory to the Agent (the "Assignment Agreement"), executed by such Purchasing Financial Institution and such selling Financial Institution. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financing Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the Issuer, the Contributor, any Purchaser, the Purchasing Financial Institution or the Agent shall be required.

      (c) The Purchasers and the Financial Institutions may, in the ordinary course of their respective business and in accordance with applicable law, at any time sell to one or more Persons (each, a "Participant"), participating interests in all or a portion of their respective rights and obligations under this Agreement. Notwithstanding any such sale by any Purchaser or Financial Institution of participating interests to a Participant, such person's rights and obligations under this Agreement shall remain unchanged, the Purchasers and the Financial Institutions shall remain solely responsible for the performance thereof, and the Issuer and the Contributor shall continue to deal solely and directly with the Purchasers and the Financial Institutions in connection with the Purchasers' and the Financial Institutions' rights and obligations under this Agreement. Each of the Issuer and the Contributor also agrees that each Participant shall be entitled to the benefits of Article VIII hereof; provided, however, that all amounts payable by the Contributor to any such Participant shall be limited to the amounts which would have been payable to the Purchaser or the Financial Institutions selling such participating interest had such interest not been sold.

      (d) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time (i) as all amounts payable with respect to the Notes shall have been indefeasibly paid in full and (ii) all amounts owed to the Agent, the Purchasers and the Financial Institutions under this Agreement, the Indenture and each other Transaction Document shall have been indefeasibly paid in full; provided, however, that the rights and remedies with respect to any breach of representations and warranties made by the Issuer and the Contributor pursuant to Article V hereof and the rights, remedies and provisions of Sections 2.04, 2.05, 7.01, 7.02, Article VIII, 9.06, 9.12 and 9.13 shall be continuing and survive any termination of this Agreement.

   Section 9.05. Provision of Documents and Information. Each of the Issuer and the Contributor acknowledges and agrees that the Purchasers and the Financial Institutions are permitted to provide to permitted assignees and participants, the placement agents for its commercial paper notes, the rating agencies with respect to such notes and other liquidity and credit providers under their respective commercial paper programs, opinions, notes, documents and other information relating to such Person and the Receivables delivered to such Purchaser and the Financial Institutions pursuant to this Agreement.

   Section 9.06. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS). EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF

SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

   Section 9.07. No Proceedings. (a) Each of the Purchasers and the Financial Institutions each agrees that it shall not at any time file or join in the filing of, a petition against the Issuer under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Issuer or the Trust Estate.

      (b) So long as this Agreement is in effect, and for one year and one day following its termination and the termination of the Sale and Servicing Agreement, the Contribution Agreement and the Indenture, the Purchasers and the Financial Institutions will not file, and shall cause any Participant not to file, any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against or by the Issuer.

   Section 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

   Section 9.09. Waiver of Set-off. Each of the Issuer and the Contributor hereby waives any right of set-off that it may have against any Purchaser for any failure of such Purchaser to make an Advance in accordance with the terms of this Agreement.

   Section 9.10. Corporate Obligations - Issuer. The obligations of the Issuer under this Agreement are solely the corporate obligations of such Person. No recourse shall be had for the payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer or any officer thereof in connection therewith, against any stockholder, employee, officer or director of the Issuer in their capacity as such.

   Section 9.11. Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Agreement and in any document, note or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Notes.

   Section 9.12. Appointment of Agent for the Purchasers and Financial Institutions. Each Purchaser and each Financial Institution hereby irrevocably designates and appoints Barclays as Agent hereunder, and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Agent hereby agrees to provide to the Noteholders a copy of
(i) each certification received by it from the Servicer pursuant to Section 6.06(a) of the Sale and Servicing Agreement, (ii) any notice of termination given by the Agent to the Servicer and the Backup

Servicer pursuant to Section 10.02 of the Sale and Servicing Agreement and (iii) the Schedule of Receivables pursuant to Section 2.12(ii)(C) of the Indenture.

      Notwithstanding any provision to the contrary elsewhere in this Agreement and the other Transaction Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Transaction Documents, or any fiduciary relationship with any other party hereto or any Noteholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist against the Agent. The provisions hereof are solely for the benefit of the Agent, and no other party shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof. In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Purchasers and the Financial Institutions and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any other Noteholder or the Issuer or any of their respective successors and assigns. The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      Neither the Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Purchasers and the Financial Institutions for any recitals, statements, representations or warranties contained herein or in any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Advances or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Advances, this Agreement and the other Transaction Documents or any other document furnished in connection therewith or herewith, or for the satisfaction of any condition specified in the Indenture. The Agent shall not be under any obligation to any Purchaser or Financial Institution to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Advances, or to inspect the properties, books or records of any Person.

      The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith or therewith unless it shall first receive such advice or concurrence of the Majority Holders, Supermajority Holders or all of the Holders, as required by the Transaction Documents, as it deems appropriate and it shall be indemnified to its satisfaction by the Holders against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Holders or all of the Holders as required by the Transaction Documents and such request and any action taken or failure to act pursuant thereto shall be binding upon the Purchasers and all of the Financial Institutions.

      Each Purchaser and Financial Institution expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of the Issuer and the Contributor, shall be deemed to constitute any representation or warranty by the Agent. The Agent shall not have any duty or responsibility to provide any Purchaser or Financial Institution with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Issuer, the Contributor or any other Person which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

      The Purchasers and the Financial Institutions agree to indemnify the Agent (in its capacity as Agent) and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Issuer and without limiting the obligation of the Issuer to do so), ratably according to their pro rata shares of the aggregate Note Principal Balance, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Agent or such person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Agent or such person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Agent or such person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or the other Transaction Documents or the execution, delivery or performance of this Agreement or the other Transaction Documents or the Advances or any other document furnished in connection herewith or therewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or such Person).

      The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business any other party hereto or any Affiliate of any other party hereto or any Noteholder as though the Agent were not the Agent hereunder. With respect to the purchases of Advances pursuant to this Agreement or the other Transaction Documents, Barclays as a Noteholder shall have the same rights and powers under this Agreement and the Transaction Documents as any Noteholder and may exercise the same as though it were not the Agent, and the terms "Financial Institution", "Bank Purchaser", "Noteholder" and the plural forms thereof shall include Barclays in its individual capacity.

      The Agent may, upon ten (10) days' notice to the Issuer and the Purchasers, resign as Agent for the Purchasers and the Financial Institutions. If the Agent shall resign as Agent for the Purchasers and the Financial Institutions, then (i) the Required Financial Institutions and the Majority Non-Financial Institution Purchasers during such 10-day period shall appoint a successor Agent or (ii) if the Required Financial Institutions and the Majority Non-Financial Institution Purchasers do not so appoint a successor Agent after the closing of such 10-day period, the Agent shall appoint a commercial bank to be the Agent or petition a court of competent jurisdiction to appoint a successor Agent for the Purchasers. In either case, such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor agent, effective upon its appointment and acceptance, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation hereunder as Agent, the provisions of this Section and Sections 2.04, 2.05, 7.02, 8.01, 9.12 and 9.13 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it.

   Section 9.13. Bankruptcy Petition Against any CP Issuing Purchaser. Each party hereto hereby covenants and agrees, on behalf of itself and each of its Affiliates, that prior to the date which is one year and one day after the payment in full of all indebtedness for borrowed money of any CP Issuing Purchaser, such party will not institute against, or join any other Person in instituting against, any CP Issuing Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The agreements set forth in this paragraph and the parties' respective obligations hereunder shall survive termination of this Agreement and repayment of the Notes.

   Section 9.14. Nonrecourse Nature of Transactions. Each party hereto hereby acknowledges and agrees that all transactions with a CP Issuing Purchaser shall be without recourse of any kind to such Purchaser. No CP Issuing Purchaser shall have any obligation to pay any amounts owing hereunder unless and until such Purchaser has received such amounts pursuant to the Notes. In addition, each party hereto agrees that no CP Issuing Purchaser shall have any obligation to pay any party hereto any amounts constituting a reimbursement for expenses or indemnities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against such Purchaser (as defined in Section 101 of Title 11 of the United Bankruptcy Code), unless or until such Purchaser has received amounts sufficient to pay such Expense Claims pursuant to the Notes and such amounts are not required to pay Commercial Paper of such Purchaser. Any such delay in receiving amounts referred to in this Section 9.14 shall not increase the obligations of any other Purchaser without its consent. The agreements set forth in this paragraph and the parties' respective obligations hereunder shall survive termination of this Agreement and repayment of the Notes.

   Section 9.15. Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

   Section 9.16. Severability of Provisions. If one or more of the provisions of this Agreement shall be held invalid for any reason, such provisions shall be deemed severable from the remaining provisions of this Agreement in the jurisdictions in which they are held invalid and shall in no way affect the validity or enforceability of such remaining provisions. To the extent permitted by law, the parties hereto hereby waive any law which renders any provision of this Agreement prohibited or unenforceable.

   Section 9.17. Captions. The article, paragraph and other headings contained in this Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

   Section 9.18. Integration. This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

   Section 9.19. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer under the Issuer Trust Agreement, and in no event shall Wilmington Trust Company or the Owner Trustee have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder (or under any other Transaction Document), as to all of which recourse shall be had solely to the assets of the Issuer, and for all purposes of this Agreement and each other Transaction Document, the Owner Trustee and Wilmington Trust Company shall be entitled to the benefits of the Issuer Trust Agreement.

   Section 9.20. Amendment and Restatement. This Agreement amends and restates in its entirety the Original Agreement and shall not constitute a novation of the Original Agreement. All references in the Transaction Documents to the "Note Purchase Agreement" shall hereafter mean and be a reference to this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                          BAY VIEW ACCEPTANCE
                                          CORPORATION, as Contributor

                                          By  /s/ John Okubo
                                              ----------------------------------
                                              Name: John Okubo
                                              Title: Chief Financial Officer

                    Signature Page to Note Purchase Agreement

                                     BAY VIEW AUTO RECEIVABLES
                                     OWNER TRUST, as Issuer

                                        /s/ Mary Kay Pupillo
                                     -----------------------------------------
                                        By: Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Owner Trustee

                    Signature Page to Note Purchase Agreement

                                          SHEFFIELD RECEIVABLES
                                          CORPORATION, as Initial Purchaser

                                          By: BARCLAYS BANK PLC, as its
                                               attorney-in-fact

                                          By /s/ Janette Lieu
                                             -----------------------------------
                                             Name: Janette Lieu
                                             Title: Director

                    Signature Page to Note Purchase Agreement

                                  BARCLAYS BANK PLC, as Bank
                                  Purchaser, Financial Institution and as Agent

                                  By /s/ Pierre Duleyrie
                                     ------------------------------------------
                                     Name: Pierre Duleyrie
                                     Title: Director

                    Signature Page to Note Purchase Agreement

                                          UBS REAL ESTATE SECURITIES INC., as
                                                New Purchaser

                                          By /s/ Shahid Quraishi
                                             -----------------------------------
                                             Name: Shahid Quraishi
                                             Title: Managing Director

                                          By /s/ Tamer El-Rayess
                                             -----------------------------------
                                             Name: Tamer El-Rayess
                                             Title: Director

                    Signature Page to Note Purchase Agreement

AGREED AND ACKNOWLEDGED TO BY:

BAY VIEW RECEIVABLES CORPORATION,
 as Depositor

By /s/ John Okubo
   ---------------------------------------
   Name: John Okubo
   Title: Chief Financial Officer

BAY VIEW ACCEPTANCE CORPORATION
 as Servicer and as Custodian

By /s/ John Okubo
   ---------------------------------------
   Name: John Okubo
   Title: Chief Financial Officer

                    Signature Page to Note Purchase Agreement

                                   SCHEDULE I

                              ADDRESSES FOR NOTICES

Bay View Acceptance Corporation
1840 Gateway Drive, Suite 300
San Mateo, California 94404
Attention: General Counsel
Phone: (650)312-6810
Fax: (650)573-6381

Bay View Auto Receivables Owner Trust
c/o  Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
Phone: (302)636-6119
Fax: (302)636-4148

With a copy to:

     Bay View Acceptance Corporation
     1840 Gateway Drive, Suite 300
     San Mateo, California 94404
     Attention: General Counsel
     Phone: (650)312-6810
     Fax: (650)573-6381

  Sheffield Receivables Corporation
  c/o Barclays Bank PLC
  200 Park Avenue
  New York, New York 10166
  Attention: Pierre Duleyrie
  Phone: (212)412-2932
  Fax: (212)412-6846

  Barclays Bank PLC
  200 Park Avenue
  New York, New York 10166
  Attention: Pierre Duleyrie
  Phone: (212)412-2932
  Fax: (212)412-6846

UBS Real Estate Securities Inc.
1285 Avenue of the Americas, 11th Floor
New York, NY 10019
Attention: Reginald DeVilliers
Phone: (212)713-2000
Fax: (212)713-7999